Neuberger Berman Income Funds®
Neuberger Berman Emerging Markets Debt Fund
Supplement to the Summary Prospectus and Prospectus each dated February 28, 2019, as amended and supplemented

Neuberger Berman Income Funds®
Supplement to the Statement of Additional Information dated February 28, 2019, as amended and supplemented

Effective immediately, the following changes apply to Neuberger Berman Emerging Markets Debt Fund’s Summary Prospectus and Prospectus and the Neuberger Berman Income Funds’ (“Income Funds”) Statement of Additional Information.

(a) The following is added to the “Principal Investment Risks” section of the Emerging Markets Debt Fund’s Summary Prospectus and Prospectus:

Risks of Investments in China through Bond Connect Programs. There are significant risks inherent in investing through China’s Bond Connect Programs (“Bond Connect”), which allow non-Chinese investors to purchase certain fixed-income investments available from China’s interbank bond market.  The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S.  Bond Connect uses the trading infrastructure of both Hong Kong and China.  If either one or both markets involved are closed on a day the Fund is open, the Fund may not be able to add to or exit a position on such a day, which could adversely affect the Fund’s performance.  Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, the Fund could sell, but could no longer purchase, such securities through Bond Connect.  Investing through Bond Connect also includes the risk that the Fund may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian. Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Further regulations, restrictions, interpretation or guidance, such as limitations on redemptions and availability of securities, may adversely impact Bond Connect.  There can be no assurance that Bond Connect will not be restricted, suspended, or abolished.

(b) The following is added to the “Additional Information about Principal Investment Risks” section of the Emerging Markets Debt Fund’s Prospectus and the “Investment Information – Additional Investment Information” section of the Income Funds’ Statement of Additional Information:

Risks of Investments in China through Bond Connect Programs. There are significant risks inherent in investing through China’s Bond Connect Programs (“Bond Connect”), which allow non-Chinese investors to purchase certain fixed-income investments available from China’s interbank bond market.  The Chinese investment and banking systems are materially different in nature from many developed markets, which exposes investors to risks that are different from those in the U.S.  Bond Connect uses the trading infrastructure of both Hong Kong and China.  If either one or both markets involved are closed on a day the Fund is open, the Fund may not be able to add to or exit a position on such a day, which could adversely affect the Fund’s performance.  Securities offered through Bond Connect may lose their eligibility for trading through Bond Connect at any time, and if such an event occurs, the Fund could sell, but could no longer purchase, such securities through

Bond Connect.  Securities purchased through Bond Connect generally may not be sold, purchased, or otherwise transferred other than through Bond Connect in accordance with applicable rules.

The Hong Kong investor compensation funds, which are set up to protect against defaults on trades, do not apply to trades made through the Bond Connect programs.  A Fund may not be able to participate in corporate actions for securities purchased through Bond Connect as a result of time zone differences and operational constraints, which could cause delays in the Fund’s receipt of distribution payments.  Bond Connect trades are settled in Renminbi (“RMB”).  The Fund must therefore have timely access to a supply of RMB in Hong Kong, which cannot be guaranteed, and the unavailability of such a supply could subject the Fund to losses.

Bond Connect is in its early stages and the actual effect on the market for trading fixed-income investments available from China’s interbank bond market with the introduction of large numbers of foreign investors is unknown.  In the event of systems malfunctions, trading via Bond Connect could be disrupted.  In particular, since aspects of the settlement process for one of the principal Chinese bond clearinghouses, China Central Depository & Clearing Co (“CDCC”), are not automated, there may be an increased risk of settlement delays, errors and counterparty default.  Investments made through Bond Connect are subject to order, clearance and settlement procedures that are new and untested.  Further, securities purchased via Bond Connect will be held by the Hong Kong Monetary Authority Central Money Markets Unit on behalf of ultimate investors via a book entry omnibus account in the books of a China-based custodian (typically, either the CDCC or the Shanghai Clearing House (“SCH”)).  A Fund’s interest in securities purchased through Bond Connect will not be reflected directly in a book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian, and the Fund will be a beneficial owner, a concept that is relatively undeveloped in Chinese law.  This recordkeeping system subjects a Fund to various additional risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default related to the sub-custodian.

Further regulations, restrictions, interpretation or guidance, such as limitations on redemptions and availability of securities, may adversely impact Bond Connect.  There can be no assurance that Bond Connect will not be restricted, suspended, or abolished.  There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges with respect to the Bond Connect program, including tax rules governing investments via Bond Connect, are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.  With respect to tax treatment, investments via Bond Connect could result in unexpected tax liabilities for a Fund, and there is also some uncertainly around the tax treatment of payments such as interest payable to U.S. investors.

The date of this supplement is June 27, 2019.

Please retain this supplement for future reference.

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